Prospectus Supplement

March 16, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 16, 2010 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated May 1, 2009 of:

Emerging Markets Debt Portfolio

The section of the Prospectus entitled "Fund Management—Portfolio Management" is hereby deleted and replaced with the following:

The Portfolio is managed within the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Eric J. Baurmeister and Federico L. Kaune, each a Managing Director of the Adviser.

Eric J. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Portfolio in April 2002. Federico L. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in April 2003. Messrs. Baurmeister and Kaune are co-portfolio managers.

Members of the team collaborate to manage the assets of the Portfolio.

Please retain this supplement for future reference.

  MSIFISPT 3/10

Statement of Additional Information Supplement

March 16, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 16, 2010 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated May 1, 2009 of:

With respect to the Emerging Markets Debt Portfolio the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Portfolio Manager Compensation Structure" is hereby revised to delete all references to Abigail McKenna.

Please retain this supplement for future reference.